Exhibit 99.1


     Statement Under Oath of Principal Executive Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, H. Peter Burg, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of FirstEnergy Corp., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the year ended December 31, 2001 of FirstEnergy Corp;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of FirstEnergy Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o     any amendments to any of the foregoing.


/s/ H. Peter Burg                                 Subscribed and sworn to
-----------------------------------               before me this 8th day of
 H. Peter Burg                                                   ----
                                                  August  2002.
                                                  ------




August 8, 2002                                    /s/ Karen L. Pope
-----------------------------------               ------------------------------
Date                                              Notary Public
                                                  My Commission Expires:
                                                  Jan. 16, 2005

                                                                   Exhibit 99.2

     Statement Under Oath of Principal Financial Officer Regarding Facts and
                 Circumstances Relating to Exchange Act Filings

I, Richard H. Marsh, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of FirstEnergy Corp., and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o Annual Report on Form 10-K for the year ended December 31, 2001 of FirstEnergy Corp;

o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of FirstEnergy Corp. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o     any amendments to any of the foregoing.


/s/ Richard H. Marsh                              Subscribed and sworn to
-----------------------------------               before me this 8th day of
Richard H. Marsh                                                 ---
                                                  August 2002.
                                                  ------


August 8, 2002                                    /s/ Karen L. Pope
-----------------------------------               ------------------------------
Date                                              Notary Public
                                                  My Commission Expires:
                                                  Jan. 16, 2005